Supplement dated January 25, 2017
to the Prospectuses, as supplemented, of each of the following funds:
Fund	Prospectus Dated
Columbia Funds Variable Insurance Trust
Variable Portfolio - Multi-Manager Diversified Income Fund	5/1/16, as amended 5/10/16
Variable Portfolio - Multi-Manager Interest Rate Adaptive Fund	5/1/16, as amended 5/10/16

The Board of Trustees of the funds listed above (each, a Fund) has approved a Plan of Liquidation (the Plan) pursuant to which the Funds will be liquidated. Completion of a transaction (each, a Transaction) involving the liquidation of the Fund and the substitution of shares of another fund for shares of the Fund that are held by participating insurance companies on behalf of variable annuity and variable life insurance contract owners (Contract Owners) (that is, the reinvestment of liquidation proceeds into another fund) is subject to a number of conditions, including shareholder approval of the Transaction. More information about each Transaction will be included in proxy materials soliciting shareholder approval of the Transaction.
If shareholder approval is obtained, it is anticipated that the Funds will be liquidated on or about April 28, 2017 (the Liquidation Date) at which time each Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. Participating insurance companies, as shareholders of the Funds on behalf of Contract Owners, will reinvest the liquidation proceeds in another fund. Contract Owners who have allocated contract value to the Funds may reallocate such contract value to other funds available under their contract at any time prior to the Liquidation Date or within 90 days thereafter. Any such reallocation will not count as a transfer for purposes of any applicable limitations on the number of transfers. Contract Owners will receive additional information regarding the reinvestment of liquidation proceeds from their insurance company.
As of the close of business on the business day preceding the Liquidation Date, the Funds will not accept any orders for the purchase of shares of the Funds. Orders for the purchase of shares of the Funds may, in a Fund’s discretion, be rejected prior to the Liquidation Date, including for operational reasons relating to the anticipated liquidation of the Funds.
During the period prior to the Liquidation Date, the Funds’ investment manager, Columbia Management Investment Advisers, LLC (the Investment Manager), may depart from each Fund’s stated investment objective and strategies to reduce the amount of portfolio securities and hold more cash or cash equivalents to liquidate the Fund’s assets in an orderly manner that the Investment Manager believes to be in the best interests of the Fund and its shareholders. Shareholders remaining in the Funds prior to the Liquidation Date may bear increased transaction costs incurred in connection with the disposition of a Fund’s portfolio holdings.
The Funds will pay out all distributable income and capital gains, if any, on or prior to the Liquidation Date. Shareholders will receive liquidation proceeds as soon as practicable after the Liquidation Date.
Shareholders should retain this Supplement for future reference.
S-6674-4 A (1/17)